UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                                          October 17, 2005

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Moores Road Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code              (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On October 17, 2005, the Stock Option and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Cephalon, Inc. (the “Company”) approved the following forms of stock option agreement for stock option grants under the Company’s equity compensation plans:

•                  Form of Incentive Stock Option Agreement for Employees of the Company under the Company’s 2004 Equity Compensation Plan;

•                  Form of Nonqualified Stock Option Agreement for Employees of the Company under the Company’s 2004 Equity Compensation Plan;

•                  Form of Nonqualified Stock Option Agreement for Employees of the Company under the Company’s 2000 Equity Compensation Plan;

•                  Form of Nonqualified Stock Option Agreement for Non-Employee Directors of the Company under the Company’s 2004 Equity Compensation Plan (Initial grants upon joining the Board); and

•                  Form of Nonqualified Stock Option Agreement for Non-Employee Directors of the Company under the Company’s 2004 Equity Compensation Plan (Annual grants to Non-Employee Directors).

The forms of stock option agreement approved by the Committee are similar to the forms of stock option agreement for all outstanding option grants made prior to October 17, 2005, except that the period of time following retirement (as such term is defined in the form of stock option agreement) during which an option holder may exercise his or her vested options has been extended.  Under the new forms of stock option agreement, employees who retire at age 55 years and older with ten or more years of service with the Company, or non-employee directors who resign from the Board with three years or more service, will have until the expiration date of the option to exercise any vested options.

The forms of stock option agreement listed above are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated into this Item 1.01 by reference.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2005, the Board approved an amendment and restatement  (the “Amendments”) to the Company’s amended and restated bylaws (the “Bylaws”).  The Amendments relate to the order of succession for the role of chairman at each shareholder and board meeting of the Company and clarify that the Presiding Director of the Company will serve as the chairman of any such meeting if there is a vacancy in the office of the Chairman of the Board or if the Chairman of the Board is otherwise absent.  The Bylaws are attached hereto as Exhibit 3.2 and are incorporated into this Item 5.03 by reference.

Item 8.01                                             Other Events.

On October 21, 2005, the Company publicly announced that it has received an approvable letter from the United States Food and Drug Administration (the “FDA”) to market SPARLON™ (modafinil) Tablets [C-IV] (formerly ATTENACE™) for the treatment of attention-deficit/hyperactivity disorder in children and adolescents aged six through 17.  A copy of the press release announcing the FDA’s response is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

None

(b)                                 Pro forma Financial Information.

None

(c)                                  Exhibits.

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bylaws of the Company

10.1	Form of Incentive Stock Option Agreement for Employees under the Company’s 2004 Equity Compensation Plan (For Grants Made On or After October 17, 2005)

10.2	Form of Nonqualified Stock Option Agreement for Employees under the Company’s 2004 Equity Compensation Plan (For Grants Made On or After October 17, 2005)

10.3	Form of Nonqualified Stock Option Agreement for Employees under the Company’s 2000 Equity Compensation Plan (For Grants Made On or After October 17, 2005)

10.4

Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the Company’s 2004 Equity Compensation Plan (For Grants Made On or After October 17, 2005) (Initial Grants Upon Joining Board)

10.5

Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the Company’s 2004 Equity Compensation Plan (For Grants Made On or After October 17, 2005) (Annual Grants to Non-Employee Directors)

99.1	Press Release dated October 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: October 21, 2005	By:	/s/ John E. Osborn
John E. Osborn
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bylaws of the Company

10.1	Form of Incentive Stock Option Agreement for Employees under the Company’s 2004 Equity Compensation Plan (For Grants Made On or After October 17, 2005)

10.2	Form of Nonqualified Stock Option Agreement for Employees under the Company’s 2004 Equity Compensation Plan (For Grants Made On or After October 17, 2005)

10.3	Form of Nonqualified Stock Option Agreement for Employees under the Company’s 2000 Equity Compensation Plan (For Grants Made On or After October 17, 2005)

10.4

Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the Company’s 2004 Equity Compensation Plan (For Grants Made On or After October 17, 2005) (Initial Grants Upon Joining Board)

10.5

Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the Company’s 2004 Equity Compensation Plan (For Grants Made On or After October 17, 2005) (Annual Grants to Non-Employee Directors)

99.1	Press Release dated October 21, 2005